Exhibit 10.1.7

Execution Version

PLEDGE AND SECURITY AGREEMENT

dated as of November 14, 2016

by and among

EACH OF THE GRANTORS PARTY HERETO

and

EAST WEST BANK,

as Administrative Agent

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SECTION 9	CONTINUING SECURITY INTEREST AND LIEN; TRANSFER OF LOANS	34

SECTION 10	STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM	34

SECTION 11	MISCELLANEOUS	35

SCHEDULES:	4.01	General Information
	4.03	Government Contracts
	4.04	Investment Related Property
	4.06	Description of Letters of Credit
	4.07	Intellectual Property
	4.08	Commercial Tort Claims

EXHIBITS:	A	Form of Supplement

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PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of November 14, 2016 (“Agreement”), is by and among EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as defined below) (each, a “Grantor” and collectively, the “Grantors”), and EAST WEST BANK (“EWB”), as administrative agent for the Secured Parties (as defined below) (in such capacity as administrative agent, “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (the “Credit Agreement”), by and among FUSION NBS ACQUISITION CORP., a Delaware corporation (“Borrower”), the Lenders party thereto from time to time (collectively, the “Lenders”) and EWB, as Administrative Agent, Swingline Lender, an Issuing Bank and a Lender; and

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders as set forth in the Credit Agreement, each Grantor has agreed to secure such Grantor’s obligations under the Loan Documents as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and Administrative Agent agree as follows:

SECTION 1       DEFINITIONS AND INTERPRETATION

1.01       General Definitions. In this Agreement, the following terms shall have the following meanings:

“Account Debtor” means each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

“Accounts” means all “accounts” as defined in Article 9 of the UCC.

“Additional Grantors” has the meaning set forth in Section 5.02.

“Agreement” has the meaning set forth in the introductory paragraph.

“Assigned Agreements” means all agreements and contracts, other than Non-Assignable Contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including each Material Contract.

“Borrower” has the meaning set forth in the recitals.

“Cash Proceeds” has the meaning set forth in Section 7.07.

“Chattel Paper” means all “chattel paper” as defined in Article 9 of the UCC, including “electronic chattel paper” or “tangible chattel paper”, as each such term is defined in Article 9 of the UCC.

“Collateral” as defined in Section 2.01.

“Collateral Records” means books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection of or realization upon such Collateral.

“Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” means all “commercial tort claims” as defined in Article 9 of the UCC, including all commercial tort claims listed on Schedule 4.08 (as such Schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) means all “commodity accounts” as defined in Article 9 of the UCC and (ii) includes all of the accounts listed on Schedule 4.04 under the heading “Commodities Accounts” (as such Schedule may be amended or supplemented from time to time).

“Copyright Licenses” means any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in paragraph B of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time).

“Copyrights” means all United States, and foreign copyrights (including community designs), including copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications referred to in paragraph (A) of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Credit Agreement” has the meaning set forth in the recitals.

“Deposit Account Control Agreement” means any agreement, in form and substance reasonably satisfactory to Administrative Agent, executed by a Grantor, Administrative Agent, and the applicable financial institution at which such Grantor maintains a Deposit Account.

“Deposit Accounts” (i) means all “deposit accounts” as defined in Article 9 of the UCC and (ii) includes all of the accounts listed on Schedule 4.04 under the heading “Deposit Accounts” (as such Schedule may be amended or supplemented from time to time).

“Documents” means all “documents” as defined in Article 9 of the UCC.

“Equipment” means (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“EWB” has the meaning set forth in the introductory paragraph.

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“Excluded Property” means each lease, license, contract, property rights or agreement described (and to the extent provided for) in Section 2.02.

“General Intangibles” (i) means all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” as also defined in Article 9 of the UCC and (ii) includes all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) means all “goods” as defined in Article 9 of the UCC and (ii) includes all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantor” and “Grantors” have the meanings set forth in the introductory paragraph.

“Instruments” means all “instruments” as defined in Article 9 of the UCC.

“Insurance” means (i) all insurance policies covering any or all of the Collateral (regardless of whether Administrative Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” means, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Inventory” means (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Accounts” means the Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” means (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, Investment Accounts and certificates of deposit.

“Lenders” has the meaning set forth in the recitals.

“Letter of Credit Right” means a “letter-of-credit right” as defined in Article 9 of the UCC.

“Non-Assignable Contract” means any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein or Lien thereon (either by its terms or by any federal, state, or foreign statutory prohibition or restriction or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 9-409 of the UCC).

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“Patent Licenses” means all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in paragraph (D) of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time).

“Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each patent and patent application referred to in paragraph (C) of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Pledged Debt” means all Indebtedness owed to such Grantor, including all Indebtedness described in paragraph (A) of Schedule 4.04 under the heading “Pledged Debt” (as such Schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” means all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests, and Pledged Foreign Interests.

“Pledged Foreign Interests” means, with respect to any Grantor, all ownership interests in any Person (other than a U.S. Person) owned by such Grantor including all ownership interests listed in paragraph (A) of Schedule 4.04 under the heading “Pledged Foreign Interests” (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such ownership interests and any interest of such Grantor on the books and records of such Person or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, Securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such ownership interests. Notwithstanding the foregoing, in the case of the Capital Stock of a first-tier CFC Subsidiary, Pledged Foreign Interests shall be limited to 65% of the total outstanding voting Capital Stock (and 100% of the non-voting Capital Stock) if pledging more than 65% of the total outstanding voting Capital Stock (and 100% of the non-voting Capital Stock) of such CFC Subsidiary could result in an adverse tax liability to ultimate beneficial owners of Parent under Section 956 of the Internal Revenue Code (as determined by Administrative Agent in good faith and in consultation with the Borrower, and assuming that the CFC Subsidiary has positive earnings and profits).

“Pledged LLC Interests” means, with respect to any Grantor, all interests in any limited liability company that is a U.S. Person owned by such Grantor including all limited liability company interests listed in paragraph (A) of Schedule 4.04 under the heading “Pledged LLC Interests” (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights (including, without limitation, management rights, voting rights, economic rights and any other rights conferred to a member in such limited liability company, in each case whether granted by the formation documents of such limited liability company or by operation of Law), options, instruments, Securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

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“Pledged Partnership Interests” means, with respect to any Grantor, all interests in any general partnership, limited partnership, limited liability partnership or other partnership that is a U.S. Person owned by such Grantor including all partnership interests listed in paragraph (A) of Schedule 4.04 under the heading “Pledged Partnership Interests” (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights (whether granted by the formation documents of such partnership or by operation of Law), options, instruments, Securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” means, with respect to any Grantor, all shares of capital stock issued by a U.S. Person owned by such Grantor, including all shares of capital stock described in paragraph (A) of Schedule 4.04 under the heading “Pledged Stock” (as such Schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor on the books and records of the issuer of such shares or on the books and records of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, Securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” means, with respect to any Grantor, all interests in a Delaware business trust or other trust that is a U.S. Person owned by such Grantor including all trust interests listed in paragraph (A) of Schedule 4.04 under the heading “Pledged Trust Interests” (as such Schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, Securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” means (i) all “proceeds” as defined in Article 9 of the UCC, (ii) all payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

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“Receivables Records” means (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Record” as defined in Article 9 of the UCC.

“Secured Obligations” as defined in Section 3.01.

“Secured Parties” means Administrative Agent, the Lenders, Issuing Bank, the Hedging Banks, and/or the Treasury Management Banks, as the context may require.

“Securities Account Control Agreement” means any agreement, in form and substance reasonably satisfactory to Administrative Agent, executed by a Grantor, Administrative Agent, and the applicable financial institution at which such Grantor maintains a Securities Account.

“Securities Accounts” (i) means all “securities accounts” as defined in Article 8 of the UCC and (ii) includes all of the accounts listed in paragraph (A) of Schedule 4.04 under the heading “Securities Accounts” (as such Schedule may be amended or supplemented from time to time).

“Securities Act” means the Securities Act of 1933, as amended.

“Supplement” means any supplement to this Agreement in substantially the form of Exhibit A.

“Supporting Obligation” means all “supporting obligations” as defined in Article 9 of the UCC.

“Trademark Licenses” means any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in paragraph (F) of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time).

“Trademarks” means all United States and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including: (i) the registrations and applications referred to in paragraph (E) of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

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“Trade Secret Licenses” means any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in paragraph (G) of Schedule 4.07 (as such Schedule may be amended or supplemented from time to time).

“Trade Secrets” means, collectively, each trade secret and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

“United States” means the United States of America.

1.02       Interpretation. All capitalized terms used herein (including the introductory paragraph and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. References herein to any Section, Schedule or Exhibit shall be to a Section, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in the Credit Agreement), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereof”, “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) any reference to any Law or regulation herein shall, unless otherwise specified, refer to such Law or regulation as amended, modified, supplemented or superseded from time to time and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

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SECTION 2       GRANT OF SECURITY

2.01       Grant of Security. Each Grantor hereby grants to Administrative Agent (for itself and for the benefit of the Secured Parties) a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)          Accounts;

(b)          Chattel Paper;

(c)          Documents;

(d)          General Intangibles;

(e)          Goods;

(f)           Instruments;

(g)          Insurance;

(h)          Intellectual Property;

(i)           Investment Related Property;

(j)           Letter-of-Credit Rights;

(k)          Moneys, Cash, and Cash Equivalents;

(l)           Receivables and Receivable Records;

(m)         Commercial Tort Claims;

(n)          to the maximum extent permitted by Law, all rights of Grantor under or relating to any FCC License and/or PUC License and all Proceeds derived from the sale, assignment or lease of or the transfer of control over any FCC License and/or any PUC License;

(o)          to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(p)          to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing;

provided that in no event shall the Collateral include any Excluded Property.

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2.02       Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest or Lien granted under Section 2.01 attach to any lease, license, permit, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest or Lien (a) is prohibited by Law or (b) shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, permit, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law (including the Bankruptcy Code) or principles of equity); provided that the Collateral shall include and such security interest or Lien shall attach immediately at such time as the condition causing such illegality, abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, permit, contract, property rights or agreement that does not result in any of the consequences specified in clause (a) or (b) above. Notwithstanding the foregoing, the Collateral shall include any Proceeds, substitutions or replacements of any of the property described above (unless such Proceeds, substitutions or replacements would constitute property described above).

2.03       FCC and PUC Licenses. Notwithstanding anything to the contrary herein, to the extent this Agreement or any other Loan Document purports to grant or to require any Grantor to grant to Administrative Agent a security interest in any FCC License and/or any PUC License, Administrative Agent shall only have a security interest in such FCC License and/or PUC License at such times and to the extent that a security interest in such FCC License and/or PUC License is permitted under applicable Law, including the Communications Law. Grantor agrees that Administrative Agent shall have a security interest in the right to receive all Proceeds derived or arising from the sale, assignment, transfer, lease or transfer of control over such FCC License or PUC License. The security interest granted in Proceeds of such FCC License and/or PUC License is intended to include, and hereby includes, all private (including economic) attributes of the FCC Licenses and/or PUC Licenses, but does not include the “public” rights to assign the FCC License or PUC License which are reserved to the FCC and/or applicable PUC where required by applicable Law. If at any time in the futurer the Communications Law permits any Grantor to grant a security interest in any FCC License and/or PUC License, this Agreement shall be deemed to grant a security interest in such FCC License and/or PUC License immediately thereupon without any further action by or notice to any Grantor, Administrative Agent or any Lender or other Loan Party. In furtherance of the foregoing, each Grantor agrees to cooperate fully and take all steps necessary to perfect such security interest as may be required by Administrative Agent.

SECTION 3       SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE

3.01       Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (and any successor or similar provision or Law thereof)), of (a) all Obligations with respect to every Loan Party; (b) any and all sums incurred or advanced by Administrative Agent in order to preserve the Collateral or preserve its security interest in and Lien on the Collateral; and (c) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of each Loan Party referred to in preceding clause (a) after an Event of Default shall have occurred and be continuing, the expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by Administrative Agent of its rights hereunder, together with Attorney Costs and court costs (collectively, the “Secured Obligations”). It is acknowledged and agreed that Secured Obligations shall include obligations and liabilities of the types described above, whether outstanding on the date of this Agreement or extended, from time to time, after the date of this Agreement.

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3.02       Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to Administrative Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither Administrative Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall Administrative Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4       REPRESENTATIONS AND WARRANTIES AND COVENANTS

4.01       Generally.

(a)          Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that the following statements are true, correct and complete:

(i)         it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own (unless otherwise permitted by the Credit Agreement) or have such rights in each item of the Collateral, in each case free and clear of any and all Liens other than Permitted Liens;

(ii)        it has indicated in paragraph (A) of Schedule 4.01: (w) the type of organization of such Grantor; (x) the jurisdiction of organization of such Grantor; (y) its organizational identification number, if any; and (z) the jurisdiction where its chief executive office or its sole place of business is, and for the one-year period preceding the date hereof has been, located;

(iii)       the full legal name of such Grantor is as set forth in paragraph (A) of Schedule 4.01 and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth in paragraph (B) of Schedule 4.01;

(iv)      except as provided in paragraph (C) of Schedule 4.01, it has not changed its name, jurisdiction of organization, chief executive office or principal place of business or its organizational structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

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(v)        it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore or concurrently herewith been terminated other than in connection with the Praesidian Facility or the agreements identified in paragraph (D) of Schedule 4.01;

(vi)       with respect to each agreement identified on Schedule 4.01(D), it has indicated in paragraph (A) and (B) of Schedules 4.01 the information required pursuant to Sections 4.01(a)(ii), 4.01(a)(iii) and 4.01(a)(iv) with respect to the debtor under each such agreement;

(vii)      (A) upon the filing of all UCC financing statements naming each Grantor as “debtor” and Administrative Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name in paragraph (E) of Schedule 4.01 and other filings delivered by each Grantor, (B) upon delivery (together with any necessary endorsement or instrument of transfer) of all Instruments, Chattel Paper consisting of tangible chattel paper and certificated Pledged Equity Interests and Pledged Debt, (C) upon sufficient identification of Commercial Tort Claims, (D) upon execution of a control agreement establishing Administrative Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account or Deposit Account, (E) upon establishing Administrative Agent’s “control” (within the meaning of Section 9-105 of the UCC) with respect to any electronic chattel paper, (F) upon consent of the issuer with respect to Letter-of-Credit Rights, and (G) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests and Liens granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including the United States Patent and Trademark Office and the United States Copyright Office, the security interests and Liens granted to Administrative Agent hereunder shall constitute valid and perfected First Priority Liens on all of the Collateral in which a security interest or Lien can be created under Article 9 of the UCC;

(viii)     all actions and consents, including all filings, notices, registrations and recordings necessary or reasonably requested by Administrative Agent for the exercise by Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained, except as may be required (A) in connection with the disposition of any Investment Related Property, by Laws generally affecting the offering and sale of Securities and (B) under the Communications Law;

(ix)       other than the financing statements filed in favor of Administrative Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable Law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to Administrative Agent for filing and (y) financing statements, fixture filings or other instruments filed in connection with Permitted Liens;

(x)        no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (x) the pledge or grant by any Grantor of the Liens purported to be created in favor of Administrative Agent hereunder or (y) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable Law), except (A) for the filings contemplated by clause (vii) above, (B) as may be required, in connection with the disposition of any Collateral, by Laws generally affecting the offering and sale of Securities, (C) as may be required with respect to the exercise by Administrative Agent of any rights or remedies in respect of any Collateral under any Communications Law and (D) that have been obtained prior to the Closing;

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(xi)       all written information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

(xii)      none of the Collateral constitutes, or is the Proceeds of (i) “farm products” (as defined in the UCC) or (ii) “health care receivables” (as defined in the UCC);

(xiii)     it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut;

(xiv)     except in connection with the Praesidian Facility or as described in paragraph (D) of Schedule 4.01, such Grantor has not become bound as a debtor, either by contract or by operation of Law, by a security agreement previously entered into by another Person, which has not heretofore or concurrently herewith been terminated; and

(xv)      such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name in paragraph (A) of Schedule 4.01 solely under the Laws of the jurisdiction as set forth opposite such Grantor’s name in paragraph (A) of Schedule 4.01 and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance, or similar document in any other jurisdiction.

(b)          Covenants and Agreements. Each Grantor covenants and agrees that it shall perform all covenants in this Section 4.01(b).

(i)         Except for the security interest and Lien created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein other than Permitted Liens.

(ii)        It shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral.

(iii)       Except as permitted by the Credit Agreement, it shall not change such Grantor’s name, identity, organizational structure (e.g., by merger, consolidation, change in corporate form or otherwise), principal place of business, chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (x) notified Administrative Agent in writing, by executing and delivering to Administrative Agent a completed Supplement, together with all Supplements to Schedules thereto, at least thirty (30) days (or such shorter period as may be acceptable to Administrative Agent) prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, principal place of business, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as Administrative Agent may reasonably request and (y) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of Administrative Agent’s security interest in and Lien on the Collateral intended to be granted and agreed to hereby.

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(iv)       If Administrative Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a “first-in, first-out” basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein.

(v)        Upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify Administrative Agent in writing of any event that is reasonably likely to have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or Administrative Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of Administrative Agent in relation thereto, including the levy of any legal process against the Collateral or any portion thereof.

(vi)       Except as permitted by the Credit Agreement, it shall not take or permit any action which could impair Administrative Agent’s rights in the Collateral.

(vii)      It shall not sell, transfer or assign (by operation of Law or otherwise) any Collateral except as otherwise in accordance with the Credit Agreement.

4.02       Equipment and Inventory.

(a)          Representations and Warranties. Each Grantor represents and warrants to Administrative Agent that none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

(b)          Covenants and Agreements. Each Grantor covenants and agrees that it shall perform all covenants in this Section 4.02(b).

(i)         It shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP.

(ii)        It shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or Administrative Agent.

(iii)       If any Equipment or Inventory (other than Equipment or Inventory located at a colocation facility) with a value in excess of $50,000 individually or $100,000 in the aggregate is in possession or control of any third party, each Grantor shall join with Administrative Agent in notifying the third party of Administrative Agent’s security interest and Lien and using commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of Administrative Agent.

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4.03       Receivables.

(a)          Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that the following statements are true, correct and complete:

(i)         each Receivable, to such Grantor’s knowledge, (A) is the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (B) is enforceable in accordance with its terms (except as such enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity), (C) is not subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (D) is in compliance in all material respects with all applicable Laws, whether federal, state, local or foreign;

(ii)        except as set forth on Schedule 4.03, none of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and

(iii)       no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, Administrative Agent to the extent required by, and in accordance with Section 4.03(c).

(b)          Covenants and Agreements. Each Grantor covenants and agrees that it shall perform all covenants in this Section 4.03(b).

(i)         It shall keep and maintain at its own cost and expense correct and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other material dealings therewith.

(ii)        It shall mark conspicuously, in form and manner reasonably satisfactory to Administrative Agent, all Chattel Paper and Instruments (other than any delivered to Administrative Agent as provided herein) with an appropriate reference to the fact that Administrative Agent has a security interest therein and Lien thereon.

(iii)       It shall perform in all material respects all of its obligations with respect to the Receivables.

(iv)       It shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following and during the continuance of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon.

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(v)        Except as otherwise provided in this subsection, each Grantor shall continue to (A) use its commercially reasonable efforts to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and (B) diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or Administrative Agent may deem reasonably necessary or advisable. If an Event of Default has occurred and is continuing, Administrative Agent shall have the right at any time to: (1) notify, or require any Grantor to notify, any Account Debtor of Administrative Agent’s security interest in and Lien on the Receivables and any Supporting Obligation; (2) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to Administrative Agent; (3) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Administrative Agent; and (4) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If Administrative Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Administrative Agent if required, in a Deposit Account subject to a Deposit Account Control Agreement, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of Administrative Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

(vi)       It shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(c)          Delivery and Control of Receivables. With respect to any Receivables in excess of $50,000 individually or $100,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to Administrative Agent (or its agent or designee) appropriately indorsed to Administrative Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) Business Days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $50,000 individually or $100,000 in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give Administrative Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) Business Days of such Grantor acquiring rights therein. If an Event of Default has occurred and is continuing, any Receivable not otherwise required to be delivered or subjected to the control of Administrative Agent in accordance with this paragraph (c) shall be delivered or subjected to such control upon the written request of Administrative Agent.

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4.04       Investment Related Property.

(a)          Investment Related Property Generally.

(i)         Covenants and Agreements. Each Grantor covenants and agrees that it shall perform all covenants in this Section 4.04(a)(i).

(1)        In the event it acquires rights in any Investment Related Property after the date hereof, it shall promptly (and in any event not later than ten (10) Business Days after acquisition) deliver to Administrative Agent a completed Supplement, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property (other than any Investment Property (other than Pledged Equity Interests) which is credited to a Securities Account). Notwithstanding the foregoing, it is understood and agreed that the security interest and Lien of Administrative Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.04 as required hereby.

(2)        Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (x) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (y) such Grantor shall promptly take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of Administrative Agent over such Investment Related Property (including delivery thereof to Administrative Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of Administrative Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, Administrative Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest.

(3)        Each Grantor consents to the grant by each other Grantor of a security interest in and Lien on all Investment Related Property to Administrative Agent.

(ii)        Delivery and Control.

(1)        Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.04(a)(ii)(1) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.04(a)(ii)(1) promptly (and in any event no later than ten (10) Business Days after acquisition thereof) upon acquiring rights therein, in each case in form and substance satisfactory to Administrative Agent. With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to Administrative Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC.

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(2)        With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (x) register Administrative Agent as the registered owner thereof on the books and records of the issuer or (y) execute an agreement in form and substance reasonably satisfactory to Administrative Agent, pursuant to which such issuer agrees to comply with Administrative Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

(iii)       Voting and Distributions.

(1)        So long as no Event of Default shall have occurred and be continuing:

(A)       except as otherwise provided under the covenants and agreements relating to Investment Related Property expressly set forth herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; and

(B)       Administrative Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

(2)        Upon the occurrence and during the continuation of an Event of Default:

(A)       all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)       in order to permit Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Administrative Agent all proxies, dividend payment orders and other instruments as Administrative Agent may from time to time reasonably request and (B) each Grantor acknowledges that Administrative Agent may utilize the power of attorney set forth in Section 6.01.

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(b)          Pledged Equity Interests.

(i)         Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that the following statements are true, correct and complete:

(1)        Paragraph (A) of Schedule 4.04 sets forth under the headings “Pledged Stock”, “Pledged LLC Interests”, “Pledged Partnership Interests”, “Pledged Trust Interests”, and “Pledged Foreign Interests”, respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests, Pledged Trust Interests, and Pledged Foreign Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests, percentage of beneficial interests, or percentage of ownership interests of the respective issuers thereof indicated on such Schedule;

(2)        except as set forth in paragraph (B) of Schedule 4.04, it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

(3)        it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(4)        without limiting the generality of Section 4.01(a)(viii), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or First Priority status of Administrative Agent’s security interest in and Lien on any Pledged Equity Interests or the exercise by Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof, except in the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable Law), as may be required (A) in connection with the disposition of any Investment Related Property, by Laws generally affecting the offering and sale of Securities and (B) under the Communications Law; and

(5)        none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that (x) are registered as investment companies under the Investment Company Act of 1940 or (y) are dealt in or traded on securities exchanges or markets; and

(ii)        Covenants and Agreements. Each Grantor covenants and agrees that it shall perform all covenants in this Section 4.04(b)(ii).

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(1)        except as otherwise permitted herein or by the Credit Agreement, without the prior written consent of Administrative Agent, it shall not vote to enable any issuer of any Pledged Equity Interest or take any other action to: (v) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that changes in a material adverse manner the rights of such Grantor with respect to any Investment Related Property or affects in a material adverse manner the validity, perfection or priority of Administrative Agent’s security interest or Lien, (w) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer unless the same are pledged to Administrative Agent, (x) permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of its assets, (y) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (z) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided that notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action described in this clause (z), such Grantor shall promptly notify Administrative Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish Administrative Agent’s “control” thereof;

(2)        it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall to the extent commercially reasonable enforce all of its rights with respect to any Investment Related Property;

(3)        except as permitted by the Credit Agreement, without the prior written consent of Administrative Agent, it shall not permit any issuer of any Pledged Equity Interest which is a Subsidiary to merge or consolidate unless (x) such issuer creates a security interest or Lien that is perfected by a filed financing statement (that is not effective solely under Section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (y) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests to Parent or any Subsidiary which is not a Guarantor; and

(4)        each Grantor consents to the grant by each other Grantor of a security interest in and Lien on all Investment Related Property to Administrative Agent and, without limiting the foregoing, consents to, after an Event of Default has occurred and is continuing, the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to Administrative Agent or its nominee and to the substitution of Administrative Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

(c)          Pledged Debt.

(i)         Representations and Warranties. Each Grantor represents and warrants to Administrative Agent that Schedule 4.04 sets forth under the heading “Pledged Debt” all of the Pledged Debt having a face amount in excess of $50,000 individually or $100,000 in the aggregate owned by any Grantor as of the date indicated therein and, to the knowledge of such Grantor, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding intercompany Indebtedness.

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(ii)        Covenants and Agreements. Each Grantor covenants and agrees that it shall notify Administrative Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect. Notwithstanding anything to the contrary set forth herein, it is agreed that the Grantors shall only be required to comply with the delivery and control requirements specified in Section 4.04(a)(ii) with respect to Pledged Debt having a face amount in excess of $50,000 individually or $100,000 in the aggregate.

(d)          Investment Accounts.

(i)        Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that the following statements are true, correct and complete:

(1)        Schedule 4.04 sets forth under the headings “Securities Accounts” and “Commodities Accounts” respectively, all of the Securities Accounts and Commodities Accounts in which such Grantor has an interest; provided that, such Securities Accounts are established with a U.S. securities intermediary and such Commodities Accounts are carried by a U.S. commodity intermediary. Such Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than Administrative Agent) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

(2)        Schedule 4.04 sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which such Grantor has an interest; provided that, such Deposit Account is maintained with a U.S. bank. Such Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than Administrative Agent) having either sole dominion and control (within the meaning of common Law) or “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(3)        To the extent required by this Agreement, such Grantor has taken all actions necessary or desirable, including those specified in Section 4.04(d)(iii), to: (x) establish Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities and Uncertificated Securities owned on the Closing Date; and (y) deliver all Instruments owned on the Closing Date to Administrative Agent.

(ii)        Covenant and Agreement. Each Grantor covenants and agrees that within the time periods provided in the Credit Agreement, it shall take all actions necessary or desirable, including those specified in Section 4.04(d)(iii), to: (w) establish Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities and Uncertificated Securities acquired after the Closing Date; (x) establish Administrative Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC) having amounts on deposit in excess of $50,000 individually or $100,000 in the aggregate; (y) establish Administrative Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts (other than Deposit Accounts (1) having amounts on deposit in an amount in excess of $50,000 individually or $100,000 in the aggregate, or (2) specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s employees); and (z) deliver all Instruments in a principal amount in excess of $50,000 individually or $100,000 in the aggregate that are acquired after the Closing Date to Administrative Agent.

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(iii)       Delivery and Control.

(1)        With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements having amounts on deposit in excess of $50,000 individually or $100,000 in the aggregate, within the time periods provided by the Credit Agreement, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into a Securities Account Control Agreement pursuant to which it shall agree to, among other things, comply with Administrative Agent’s “entitlement orders” without further consent by such Grantor. With respect to any Investment Related Property that is a “Deposit Account” (other than Deposit Accounts (1) having amounts on deposit in an amount in excess of $50,000 individually or $100,000 in the aggregate, or (2) specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s employees), it shall cause the depositary institution maintaining such account to enter into a Deposit Account Control Agreement, pursuant to which Administrative Agent shall have control (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall enter into such control agreement or agreements with respect to: (x) any Securities Accounts, Securities Entitlements or Deposit Accounts having amounts on deposit in excess of $50,000 individually or $100,000 in the aggregate that exist on the Closing Date, within the time periods provided in the Credit Agreement, and (y) any Securities Accounts or Securities Entitlements having amounts on deposit in excess of $50,000 individually or $100,000 in the aggregate or Deposit Accounts (other than Deposit Accounts (1) having amounts on deposit in an amount in excess of $50,000 individually or $100,000 in the aggregate, or (2) specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for any Grantor’s employees) that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.

(2)        If any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the Laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest and Lien of Administrative Agent. Upon the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, Administrative Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

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4.05       Material Contracts.

(a)          Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that the following statements are true, correct and complete:

(i)         Schedule 4.05 of this Agreement sets forth all of the Material Contracts to which such Grantor has rights; and

(ii)        the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished or made available to Administrative Agent, have been duly authorized, executed and delivered by such Grantor and, to such Grantor’s knowledge, all other parties thereto, are in full force and effect and are binding upon and enforceable against such Grantor, and to such Grantor’s knowledge, all other parties thereto in accordance with their respective terms.

(b)          Covenant and Agreement. Each Grantor covenants and agrees that after the occurrence and during the continuance of an Event of Default, Administrative Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to Administrative Agent.

4.06       Letter-of-Credit Rights.

(a)          Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that the following statements are true, correct and complete:

(i)         all letters of credit with a face amount in excess of $100,000 to which such Grantor has rights are listed on Schedule 4.06; and

(ii)        it has obtained the consent of each issuer of any letter of credit with a face amount in excess of $100,000 to the assignment of the proceeds of the letter of credit to Administrative Agent.

(b)          Covenants and Agreements. Each Grantor covenants and agrees that with respect to any letter of credit with a face amount in excess of $100,000 hereafter arising, it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to Administrative Agent and shall deliver to Administrative Agent a completed Supplement, together with all Supplements to Schedules thereto.

4.07       Intellectual Property.

(a)          Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor hereby represents and warrants to Administrative Agent that the following statements are true, correct and complete (except as disclosed in paragraph H of Schedule 4.07):

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(i)         Schedule 4.07 sets forth a true and complete list of (x) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (y) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses, in each case, material to the business of such Grantor;

(ii)        it is the sole and exclusive owner of the entire right, title, and interest in and to, or has the valid right to use, all Intellectual Property listed on Schedule 4.07, and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth in paragraphs (B), (D), (F) and (G) of Schedule 4.07 and except to the extent the failure to have such rights could not reasonably be expected to have a Material Adverse Effect;

(iii)       all Intellectual Property set forth on Schedule 4.07 is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks in full force and effect;

(iv)       except to the extent that could not reasonably be expected to have a Material Adverse Effect, all Intellectual Property set forth on Schedule 4.07 is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any such Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

(v)        all registrations and applications for Copyrights, Patents and Trademarks set forth on Schedule 4.07 are standing in the name of the specified Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets set forth on Schedule 4.07 has been licensed by any Grantor to any Affiliate or third party, except as disclosed in paragraphs (B), (D), (F) and (G) of Schedule 4.07;

(vi)       it has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights, in each case material to the business of such Grantor;

(vii)      it uses adequate standards of quality in the provision of all services rendered under or in connection with all material Trademark Collateral and has taken all action necessary to insure that all licensees of the material Trademark Collateral owned by such Grantor use such adequate standards of quality;

(viii)     to the knowledge of such Grantor, the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party, except for such infringement, violation or claim for which such Grantor is indemnified by a third party or to the extent that such infringement, violation or claim could not reasonably be expected to result in liability in excess of $500,000 individually or $1,000,000 in the aggregate;

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(ix)       to the knowledge of such Grantor, no third party is infringing upon or otherwise violating any rights in any material Intellectual Property owned or used by such Grantor, or any of its respective licensees material to the business of such Grantor;

(x)        no settlement or consents, covenants not to sue, non-assertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that affect Grantor’s rights in a material adverse manner to own or use any Intellectual Property; and

(xi)       other than in connection with the Praesidian Facility, it has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released. Other than in connection with the Praesidian Facility and those being terminated on the Closing Date, there is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or Lien on, or otherwise encumbering any part of the Intellectual Property, other than in favor of Administrative Agent.

(b)          Covenants and Agreements. Each Grantor covenants and agrees that it shall perform all covenants in this Section 4.07(b).

(i)         It shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest and Lien granted therein.

(ii)        It shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality.

(iii)       It shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office.

(iv)       It shall promptly notify Administrative Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (x) abandoned or dedicated to the public or placed in the public domain, (y) invalid or unenforceable, or (z) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court; provided that such Grantor shall not be required to notify Administrative Agent if such item of Intellectual Property expires by its terms.

(v)        It shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property including those items in paragraphs (A), (C) and (E) of Schedule 4.07 (as each such Schedule may be amended or supplemented from time to time).

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(vi)       In the event that any material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all actions it determines in its commercially reasonable judgment are necessary or appropriate to stop such infringement, misappropriation, or dilution and protect its rights in such Intellectual Property including the initiation of a suit for injunctive relief and to recover damages.

(vii)      It shall (x) give notice to Administrative Agent of any application for the registration of any Copyright to be filed by such Grantor with the United States Copyright Office or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof), (y) promptly (but in no event more than (1) five (5) days, in the case of any Copyright or (2) thirty (30) days, in the case of any other Intellectual Property, after any Grantor obtains knowledge thereof) report to Administrative Agent (A) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (B) the registration of any Intellectual Property by the United States Copyright Office or the United States Patent and Trademark Office, in each case by executing and delivering to Administrative Agent a completed Supplement, together with all Supplements to Schedules thereto.

(viii)     It shall, promptly upon the reasonable request of Administrative Agent, execute and deliver to Administrative Agent any document required to acknowledge, confirm, register, record, or perfect Administrative Agent’s security interest and Lien in any part of the Intellectual Property, whether now owned or hereafter acquired.

(ix)       Except with the prior consent of Administrative Agent or in connection with the Praesidian Facility or as permitted under the Credit Agreement, it shall not execute or permit to be on file in any public office, any financing statement or other document or instruments evidencing a Lien on any owned Intellectual Property, except financing statements or other documents or instruments filed or to be filed in favor of Administrative Agent and it shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Loan Documents.

(x)        It shall hereafter use its commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in or Lien on, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts.

(xi)       It shall take all steps it determines in its commercially reasonable judgment that are reasonably necessary to protect the secrecy of all Trade Secrets, including entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents.

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(xii)      It shall use proper statutory notice in connection with its use of any of the material Intellectual Property.

(xiii)     It shall continue to use its commercially reasonable efforts to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at Administrative Agent’s reasonable direction, shall take) such action as such Grantor or Administrative Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest and Lien created hereby.

4.08       Commercial Tort Claims.

(a)          Representations and Warranties. In order to induce Administrative Agent to enter into this Agreement, each Grantor represents and warrants to Administrative Agent that Schedule 4.08 sets forth all Commercial Tort Claims of each Grantor.

(b)          Covenant and Agreement. Each Grantor covenants and agrees that with respect to any Commercial Tort Claim hereafter arising it shall deliver to Administrative Agent a completed Supplement, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5      FURTHER ASSURANCES; ADDITIONAL GRANTORS; BRING DOWN OF REPRESENTATIONS AND WARRANTIES

5.01       Further Assurances.

(a)          Each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest or Lien granted hereby or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)         file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or reasonably desirable, or as Administrative Agent may reasonably request, in order to perfect and preserve the security interests and Liens granted or purported to be granted hereby;

(ii)        take all actions necessary to ensure the recordation of appropriate evidence of the Liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing; and

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(iii)       at Administrative Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or Administrative Agent’s security interest in and Lien on all or any part of the Collateral.

(b)          Each Grantor hereby authorizes Administrative Agent to file a Record or Records, including financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as Administrative Agent may determine, in its reasonable discretion, are necessary or advisable to perfect the security interest and Lien granted to Administrative Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as Administrative Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest and Lien in the Collateral granted to Administrative Agent herein, including describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” Each Grantor shall furnish to Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Agent may reasonably request, all in reasonable detail.

(c)          Each Grantor hereby authorizes Administrative Agent to modify this Agreement after obtaining such Grantor’s written approval of or signature to such modification by amending Schedule 4.07 (as such Schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

5.02       Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to Administrative Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Parent or Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

5.03       Bring Down of Representations and Warranties. Each Grantor agrees that as a condition to each Borrowing or Letter of Credit Extension, the representations and warranties of such Grantor set forth in Section 4 of this Agreement shall be true and correct in all material respects (other than (x) as otherwise permitted by the Credit Agreement or any other Loan Document or (y) those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) at the time of any Borrowing or Letter of Credit Extension and after giving effect to the proposed Borrowing or Letter of Credit Extension. The representations and warranties of each Grantor set forth in Section 4 of this Agreement shall be deemed to have been amended to account for any applicable changes to the extent permitted by the Credit Agreement or any other Loan Document (and such Grantor shall be deemed to be in compliance with this Section 5.03) by Borrower’s delivery of the Senior Officer’s certificate to Administrative Agent pursuant to Section 6.01(j) of the Credit Agreement.

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SECTION 6       ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT

6.01       Power of Attorney. Each Grantor hereby irrevocably appoints Administrative Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Administrative Agent or otherwise, from time to time in Administrative Agent’s discretion to take any action and to execute any instrument that Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including the following:

(a)          upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Administrative Agent pursuant to the Credit Agreement;

(b)          upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)          upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)          upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Administrative Agent with respect to any of the Collateral;

(e)          to prepare and file any UCC financing statements against such Grantor as debtor;

(f)           to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the Lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)          to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Administrative Agent in its reasonable discretion, any such payments made by Administrative Agent to become obligations of such Grantor to Administrative Agent, due and payable immediately without demand;

(h)          upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes; and

(i)           to do, at Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Administrative Agent’s security interest therein and Lien thereon in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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6.02       No Duty on the Part of Administrative Agent or Secured Parties. The powers conferred on Administrative Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon Administrative Agent or any Secured Party to exercise any such powers. Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7       REMEDIES

7.01       Generally.

(a)          If any Event of Default shall have occurred and be continuing, Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at Law or in equity, all the rights and remedies of Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)         require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent that is reasonably convenient to both parties;

(ii)        enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)       prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Administrative Agent deems appropriate; and

(iv)       without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Administrative Agent may deem commercially reasonable.

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(b)          Administrative Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and Administrative Agent, as Administrative Agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by Law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by Administrative Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 7.01 will cause irreparable injury to Administrative Agent, that Administrative Agent has no adequate remedy at Law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.01 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 7.01 shall in any way alter the rights of Administrative Agent hereunder.

(c)          Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)          Administrative Agent shall have no obligation to marshal any of the Collateral.

7.02       Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by Administrative Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by Administrative Agent against the Secured Obligations as set forth in Section 2.15 of the Credit Agreement.

7.03       Sales on Credit. If Administrative Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Administrative Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

7.04       Deposit Accounts. If any Event of Default shall have occurred and be continuing, Administrative Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of Administrative Agent in accordance with the Credit Agreement.

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7.05       Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities Laws, Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities Laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities Laws, even if such issuer would, or should, agree to so register it. If, after an Event of Default has occurred and is continuing, Administrative Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall use its commercially reasonable efforts to cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to Administrative Agent all such information as Administrative Agent may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

7.06       Intellectual Property.

(a)          Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(i)         Administrative Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, Administrative Agent or otherwise, in Administrative Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of Administrative Agent, do any and all lawful acts and execute any and all documents required by Administrative Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Administrative Agent as provided in Section 10 in connection with the exercise of its rights under this Section 7.06, and, to the extent that Administrative Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section 7.06, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

(ii)        upon written demand from Administrative Agent, each Grantor shall grant, assign, convey or otherwise transfer to Administrative Agent or such Administrative Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to Administrative Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

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(iii)       each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Administrative Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

(iv)       Administrative Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest and Lien created herein, to direct such obligors to make payment of all such amounts directly to Administrative Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(v)        all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.07; and

(vi)       without the consent of Administrative Agent, no Grantor shall adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)          If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to Administrative Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Administrative Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary or reasonably advisable to reassign to such Grantor any such rights, title and interests as may have been assigned to Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by Administrative Agent; provided that after giving effect to such reassignment, Administrative Agent’s security interest and Lien granted pursuant hereto, as well as all other rights and remedies of Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of Administrative Agent and the Secured Parties.

(c)          Solely for the purpose of enabling Administrative Agent to exercise rights and remedies under this Section 7 and at such time as Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Administrative Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

32

7.07       Cash Proceeds. Unless otherwise provided pursuant to the Credit Agreement or Section 4.04(a)(i)(2), all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for Administrative Agent and shall, forthwith upon receipt by such Grantor, be turned over to Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to Administrative Agent, if required) (including by deposit into a Controlled Account or any other Deposit Account permitted not to be a Controlled Account pursuant to the terms hereof). Any Cash Proceeds received by Administrative Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be applied against the Secured Obligations pursuant to and as required by the terms of the Credit Agreement and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of Administrative Agent, (A) be held by Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by Administrative Agent against the Secured Obligations then due and owing; in each case, in accordance with the terms of the Credit Agreement.

7.08       Compliance with Communications Law. Notwithstanding any other provision of this Agreement, any foreclosure on, sale, assignment, transfer of control, direct or indirect transfer or other disposition of, the exercise of any rights to vote or consent with respect to any of, and the exercise of any other right or remedy with respect to any FCC License and/or PUC License and/or any Collateral subject to such FCC License and/or PUC License shall be in compliance with the Communications Law and Grantor and Administrative Agent shall have the rights and obligations set forth in Section 8.02(e) of the Credit Agreement.

SECTION 8       ADMINISTRATIVE AGENT

Administrative Agent has been appointed to act as Administrative Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section 8, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by Administrative Agent for the benefit of Secured Parties in accordance with the terms of this Section 8. Administrative Agent may resign at any time in accordance with the provisions of the Credit Agreement. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent under this Agreement, and the retiring or removed Administrative Agent under this Agreement shall promptly (i) transfer to such successor Administrative Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Agreement, and (ii) execute and deliver to such successor Administrative Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests and Liens created hereunder, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Administrative Agent hereunder.

33

SECTION 9       CONTINUING SECURITY INTEREST AND LIEN; TRANSFER OF LOANS

This Agreement shall create a continuing security interest in and Lien on the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of Administrative Agent hereunder, to the benefit of Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest and Lien granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Upon any such termination, Administrative Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments, to evidence such termination. Upon any disposition of property permitted by the Credit Agreement, the Liens granted on such property herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. Administrative Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to Administrative Agent, including financing statement amendments, to evidence such release.

SECTION 10    STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM

The powers conferred on Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property. Neither Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of Administrative Agent incurred in connection therewith shall be payable by each Grantor pursuant to Section 10.02 of the Credit Agreement as though the provisions are incorporated herein.

34

SECTION 11     MISCELLANEOUS

(a)          Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.01 of the Credit Agreement.

(b)          No failure or delay on the part of Administrative Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to Administrative Agent hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of Law or in any of the other Loan Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy. In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c)          All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

(d)          The provisions of this Agreement shall be binding upon and inure to the benefit of Administrative Agent and each Grantor and their respective successors and assigns permitted hereby, except that (i) no Grantor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent and (ii) Administrative Agent may not assign or transfer any of its rights or obligations hereunder except in connection with the resignation or removal of Administrative Agent in accordance with this Agreement and the Credit Agreement. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than Administrative Agent and Grantors and their respective successors and assigns permitted hereby, and to the extent expressly contemplated hereby, the Related Parties of Administrative Agent) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(e)          This Agreement and the other Loan Documents embody the entire agreement and understanding between Grantors and Administrative Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

(f)           There are no unwritten oral agreements between the parties.

(g)          If any conflict or inconsistency exists between the Pledge Agreement and this Agreement, this Agreement shall govern.

(h)          This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of Administrative Agent and each Grantor and receipt by Administrative Agent and each Grantor of written or telephonic notification of such execution and authorization of delivery thereof.

35

(i)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF ADMINISTRATIVE AGENT AND EACH GRANTOR SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (other than Sections 5-1401 and 5-1402 of The New York General Obligations Law).

[Remainder of page intentionally left blank]

36

IN WITNESS WHEREOF, each Grantor and Administrative Agent have caused this Agreement to be duly executed and delivered by their respective representatives thereunto duly authorized as of the date first written above.

GRANTORS:	FUSION NBS ACQUISITION CORP.

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

NETWORK BILLING SYSTEMS, L.L.C.

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: Executive Vice President

FUSION BVX LLC

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President

PINGTONE COMMUNICATIONS, INC.

	By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

[Pledge and Security Agreement]

FIDELITY ACCESS NETWORKS, LLC

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY CONNECT LLC

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY VOICE SERVICES, LLC

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, INC.

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY TELECOM, LLC

By:	/s/ Gordon Hutchins, Jr.
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

APPTIX, INC.

By:	/s/ Gordon Hutchins, Jr
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

[Pledge and Security Agreement]

ADMINISTRATIVE AGENT:	EAST WEST BANK,
as Administrative Agent

	By:	/s/ Richard Vian
Name: Richard Vian
Title: Senior Vice President

[Pledge and Security Agreement]

SCHEDULE 4.01

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Mailing Address of Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Mailing Address/Sole Place of Business	Organizational ID #
Fusion Telecommunications International, Inc.	C corp.	Delaware	420 Lexington Avenue, Suite 1718, New York (New York), NY 10170	2797310
Fusion NBS Acquisition Corp.	C corp.	Delaware	420 Lexington Avenue, Suite 1718, New York (New York), NY 10170	5169555
Network Billing Systems, L.L.C.	Limited liability company	New Jersey	155 Willowbrook Boulevard, Suite 200, Wayne, (Passaic), NJ 07470	0600051385
Fusion BVX LLC	Limited liability company	Delaware	420 Lexington Avenue, Suite 1718, New York (New York), NY 10170	5391192
PingTone Communications, Inc.	C corp.	Delaware	13921 Park Center Road, Herndon, Virginia 20171	3341333
Fidelity Access Networks, Inc.	C corp.	Ohio	23250 Chagrin Boulevard, Suite 250, Beechwood, Ohio 44122	1223593
Fidelity Access Networks, LLC	Limited liability company	Ohio	23250 Chagrin Boulevard, Suite 250, Beechwood, Ohio 44122	1223586
Fidelity Connect LLC	Limited liability company	Ohio	23250 Chagrin Boulevard, Suite 250, Beechwood, Ohio 44122	1943232
Fidelity Voice Services, LLC	Limited liability company	Ohio	23250 Chagrin Boulevard, Suite 250, Beechwood, Ohio 44122	1469027
Fidelity Telecom, LLC	Limited liability company	Ohio	23250 Chagrin Boulevard, Suite 250, Beechwood, Ohio 44122	1848967
Apptix, Inc.	C corp.	Florida	13461 Sunrise Valley Drive, Suite 300, Herndon, VA 20171	P99000010732

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Credit Party	Additional Names

Fusion BVX LLC	Fusion Broadvox Acquisition Corp.

Network Billing Systems, L.L.C.	Fusion

Each of Fidelity Companies	Fidelity Voice and Data, Intercloud and Ethernet Everywhere

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

i)	Changes in name are covered in (B) immediately above.

ii)	On December 3, 2013, Fusion Broadvox Acquisition Corp., a Delaware corporation, organized under the laws of the state of Delaware on August 29, 2013, converted from a “c” corp. to a limited liability company and changed its name to Fusion BVX LLC.

iii)	On October 31, 2014, Fusion PTC Acquisition Inc., a company established solely for the purpose of acquiring PingTone Communications, Inc., merged with and into PingTone Communications, Inc. with PingTone Communications, Inc. being the surviving company in such merger.

(D)	Agreements pursuant to which Grantor was bound as debtor within past five (5) years:

i)	Immediately prior to the date hereof, each of the Grantors (other than Apptix, Inc.) was either a borrower or a guarantor under the (a) Opus Credit Agreement and related documents (together, the “Opus Facility”), and (b) the Fourth Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of December 8, 2015, with Subordinated Praesidian Agent, Praesidian Capital Opportunity Fund III-A, LP, and United Insurance Company of America and related documents (together, the “Fourth A&R Praesidian Facility”). The Opus Facility amended and restated the Original Opus Facility (as defined below) and the Fourth A&R Praesidian Facility amended and restated the Third A&R Praesidian Facility (as defined below).

ii)	Each of the Grantors (other than Apptix, Inc., Fidelity Access Networks, Inc., Fidelity Access Networks, LLC, Fidelity Connect LLC, Fidelity Voice Services, LLC and Fidelity Telecom, LLC (collectively, the “Excluded Grantors”)) was either a borrower or a guarantor under the (a) Credit Agreement between Opus and Borrower dated as of August 28, 2015 and related documents (together, the “Original Opus Facility”), and (b) the Third Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of August 28, 2015, with Subordinated Praesidian Agent and the other lenders party thereto and related documents (together, the “Third A&R Praesidian Facility”). The Third A&R Praesidian Facility amended and restated the Second A&R Praesidian Facility.

iii)	Each of the Grantors (other than the Excluded Grantors) was either a borrower or a guarantor under the Second Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of October 31, 2014, with Subordinated Praesidian Agent and the other parties party thereto and related documents (together, the “Second A&R Praesidian Facility”). The Second A&R Praesidian Facility amended and restated the First A&R Praesidian Facility (as defined below).

iv)	Each of the Grantors (other than the Excluded Grantors) was either a borrower or a guarantor under the Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of December 31, 2013, with Subordinated Praesidian Agent and the other parties party thereto and related documents (together, the “A&R Praesidian Facility”). The A&R Praesidian Facility amended and restated the Original Praesidian Facility (as defined below).

v)	Each of the Grantors (other than the Excluded Grantors) was either a borrower or a guarantor under the Securities Purchase Agreement and Security Agreement, dated as of October 29, 2012, with Subordinated Praesidian Agent and the other parties party thereto and related documents (together, the “Original Praesidian Facility”).

vi)	Parent is a borrower under the Second Amended and Restated Unsecured Promissory Note dated as of the Closing Date in favor of Marvin S. Rosen (the “Second A&R Rosen Note). The Second A&R Rosen Note amended and restated the First A&R Rosen Note (as defined below).

vii)	Parent was a borrower under the Amended and Restated Unsecured Promissory Note dated as of August 28, 2015 in favor of Marvin S. Rosen (the “First A&R Rosen Note). The First A&R Rosen Note amended and restated the Original Rosen Note (as defined below).

viii)	Parent was a borrower under the Unsecured Promissory Note dated as of October 25, 2012 in favor of Marvin S. Rosen (the “Original Rosen Note).

(E)	Financing Statements:

Grantor	Filing Jurisdiction
Delaware

Delaware

New Jersey

Delaware

Delaware

Ohio

Ohio

Ohio

Ohio

Ohio

Florida

SCHEDULE 4.03

GOVERNMENT CONTRACTS

Grantor	Description of Services Purchased

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

SIP Trunking

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice/Connectivity

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Voice

Cloud Connectivity

Cloud Connectivity

Cloud Connectivity

Cloud Connectivity

Cloud Connectivity

Cloud Connectivity

Cloud Connectivity

Cloud Connectivity

Cloud Computing

Cloud Computing

Cloud Computing

Cloud Computing

Cloud Computing

Cloud Computing

SCHEDULE 4.04

INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Issuer	Class of Stock	Stock Certificate No.	Par Value	Number of Shares	% of Outstanding Stock of Company Pledged
Fusion Telecommunications International, Inc	Fusion NBS Acquisition Corp.	Common	1	$0.0001	100 shares	100%

Fusion NBS Acquisition Corp.	PingTone Communications, Inc.	Common	200	$0.01	1 share	100%

Fusion NBS Acquisition Corp.	Fidelity Access Networks, Inc.	Common	3	No par value	100 shares	100%

Fusion NBS Acquisition Corp.	Apptix, Inc.	Common	5	$0.01	12,500	100%

Pledged LLC Interests:

Grantor	Issuer	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding LLC Interests of Limited Liability Company Pledged
Fusion NBS Acquisition Corp.	Network Billing Systems, L.L.C.	Y	1	100%
Fusion NBS Acquisition Corp.	Fusion BVX LLC	Y	1	100%
Fidelity Access Networks, Inc.	Fidelity Access Networks, LLC	Y	1	100%
Fidelity Access Networks, LLC	Fidelity Connect LLC	Y	1	100%
Fidelity Access Networks, LLC	Fidelity Voice Services, LLC	Y	1	100%
Fusion NBS Acquisition Corp.	Fidelity Telecom, LLC	Y	1	100%

Pledged Partnership Interests: None.

Pledged Trust Interests: None.

Pledged Foreign Interests: None.

Pledged Debt: None.

Subordinated Intercompany Notes: None.

Securities Accounts with a U.S. Securities Intermediary: None.

Commodities Accounts with a U.S. Commodity Intermediary: None.

Deposit Accounts with a U.S. Bank:

Grantor	Financial Institution where Account Maintained
Fusion Telecommunications International, Inc.	Opus Bank
Network Billing System, L.L.C.	Opus Bank
Network Billing System, L.L.C.	Key Bank
Apptix, Inc.	Silicon Valley Bank
Apptix, Inc.	Silicon Valley Bank
Apptix, Inc.	Silicon Valley Bank
Apptix, Inc.	Silicon Valley Bank

(B)

i)	On October 2012, Fusion NBS Acquisition Corp. acquired all of the outstanding equity interests of Network Billing Systems, L.L.C. and certain assets of Interconnect Systems Group 11 LLC.

ii)	On December 31, 2013, Fusion BVX LLC acquired substantially all of the assets of Broadvox Go! LLC and Cypress Communications LLC.

iii)	On October 31, 2014, Fusion PTC Acquisition Inc., a company established solely for the purpose of acquiring PingTone Communications, Inc., merged with and into PingTone Communications, Inc. with PingTone Communications, Inc. being the surviving company in such merger.

iv)	On September 30, 2015, Network Billing Systems, LLC acquired substantially all of the assets of RootAxcess, LLC.

v)	Pursuant to a Stock Purchase and Sale Agreement dated December 8, 2015, Fusion NBS Acquisition Corp. acquired all of the equity interests of Fidelity Access Networks, Inc., Fidelity Access Networks, LLC, Fidelity Connect LLC, Fidelity Voice Services, LLC and Fidelity Telecom LLC (acquisition of Fidelity Telecom LLC closed in Feb 2016).

vi)	On March 25, 2016, Network Billing Systems, LLC acquired substantially all of the assets of Technology for Business Corporation.

vii)	On the Closing Date, Borrower acquired all of the outstanding equity interests of Apptix, Inc.

SCHEDULE 4.06

LETTERS OF CREDIT

Grantor	Description of Letters of Credit
None.	Not Applicable

SCHEDULE 4.07

INTELLECTUAL PROPERTY

(A)	Copyrights – None

(B)	Copyright Licenses – None

(C)	Patents – None

(D)	Patent Licenses – None

(E)	Trademarks:

Service Marks

Network Billing Systems, L.L.C.

V.O.I.C.E. the one that works!

Fusion Telecommunications International, Inc.

Fusion Telecom

Fusion Telecommunications International

Fusion

Fusion [LOGO]

“Clear Connections in the Cloud” is a registered service mark in the United States, reg. no. 4,775,318, and will expire on July 21, 2021.

Unregistered:

Fusion Tel

Fusion Softphone

PingTone Communications, Inc.

“PingTone Communications” service mark is registered in the United States, reg. no 2,880,663 that expires on September 7, 2024.

The logo as represented in the graphic below is not currently registered in the United States but is used by PingTone Communications, Inc.:

The logo as represented in the graphic below is not currently registered in the United States but is used by the Fidelity companies:

The following tradenames have been registered by the Fidelity companies in the state of Ohio only:

Fidelity Voice and Data

Ethernet Everywhere

Intercloud Services

Fidelity Cloud Services

Registered Marks for Apptix, Inc.:

“Apptix” is a registered service mark with in the United States, reg. no 4,054,446 that expires on November 15, 2021.

Apptix is also registered with the European Community (reg no. 9188285) that expires on June 30, 2021, Norway (reg. no. 259282) that expires on March 23, 2021 and Sweden (reg. no. 503825) that expires on March 2, 2022.

“Cloud Alliance Network & Design” is a registered service mark with the United States, reg. nos. 4,780,287 that expires July 28, 2025, 4,780,288 that expires July 28, 2025 and 4,861,836 that expires December 1, 2025.

“Mailstreet” is a registered service mark of Apptix, Inc. in the United States (reg. nos. 2,840,397 and 4,054,447 that expire on May 11, 2024 and November 15, 2021, respectively), the European Community (reg. no. 9188351 that expires June 30, 2020), Norway (reg. no. 260173 that expires May 30, 2021) and Sweden (reg. no. 500013), that expires July 22, 2021.

Domain Names - Fusion

fusionconnect.net
fusionuc.com
fusionuc.net
onecloudcollaboration.com
fusionconnect.com
fusionconnect.com (Private Reg)
onecloudconnection.com
Fusionconnect.cloud
Fusionmeeting.com
Fusionvoice.cloud
FusionV2T.com

Domain Names - NBS

simlab.net
Cloud-UC.com
Cloud-UC.net
Contact360.net
ISGVoice.com
ISGVoice.net
MyVoiceManager.com
MyVoiceManager.net
Nbsvoice.com
Nbsvoice.net
NBSVoiceManager.com
NBSVoiceManager.net
Solexsuite.com
TheVoiceManager.com
TheVoiceManager.net

Domain Names - Broadvox

c2voicemail.net
c4communicate.com
c4communicate.net
c4conference.net
c4office.com
c4office.mobi
c4office.net
c4server.com
c4server.net
c4voicemail.com
c4voicemail.net
cypresscom.info
cypresscom.net
cypresscomm.com
cypresscomm.net
cypresscommunications.com
cypressconnection.com
cypressconnections.com
cypressconnections.net
cypressconnexion.com
cypressconnexion.net
cypresscorp.net
cypressdemo.com
cypressdemo.net
cypressmail.com
cypressmail.net
cypressuc.com
cypressuc.mobi
cypressuc.net
cypressvoip.com
PSTNIN.COM
C4COMMUNICATE.NET
CYPRESSDEMO.NET
C3LOGIN.NET
CYPRESSMAIL.NET
CYPRESSCONNECTIONS.NET
CYPRESSDEMO.COM
PSTNOUT.COM
CYPRESSCONNEXION.NET
CYPRESSUC.MOBI
ABNBILLING.COM
CYPRESSCORP.NET
CYPRESSCONNECTIONS.COM
C4COMMUNICATE.COM
CYPRESSCONNECTION.COM
C4OFFICE.NET
CYPRESSCOMMUNICATIONS.COM
C2VOICEMAIL.NET

CYPRESSCOMM.NET
C4OFFICE.MOBI
C4VOICEMAIL.COM
CYPHOSTED.COM
C4SERVER.COM
C4VOICEMAIL.NET
CYPRESSCOMM.COM
C4OFFICE.COM
CYPRESSMAIL.COM
C4SERVER.NET
CYPRESSVOIP.COM
CYPRESSUC.NET
C4CONFERENCE.NET
CYPRESSCOM.NET
CYPRESSCONNEXION.COM
CYPRESSUC.COM
CYPRESSCOM.INFO

Domain Names - PingTone

pingtone.com
pingtone.net

Domain Names – Fidelity

fidelityaccess.net
fidelityaccess.com
fidelityaccess.org
fidelityvoice.com
fidelityvoice.net
fidelityuc.net
fidelityuc.com
fidelityvoiceanddata.com
fidelityvoiceanddata.net
etherneteverywhere.net
ethernetohio.com
ethernetohio.net
exploreyourconnections.com
fidelityaccessnetworks.com
fidelityaccessnetworks.net
fidelityhosted.com
fidelityops.com
fidelitytelecom.com
fvdhosted.com
fvdinternal.net

Domain Names – TFB

TFBC.COM

Domain Names – RootAxcess

rootaxcess.net
rootaxcesscloud.com
rootaxcesscloud.net
chicagohipaahosting.com
hostedvmware.com
rootaxcess.com
rootaxess.com
cloudchannelpartner.net
datamgtstrategies.com

Domain names – Apptix, Inc.

MAILSTREET.NET
DEVSTREET.COM
SHAREPOINTLIVE.COM
SHAREPOINTNOW.COM
SHAREPOINTSITE.COM
EXCHANGE.MS
SHAREPOINT-SERVICES.NET
SHAREPOINT-SERVICES.COM
EOUTLOOK.NET
EOUTLOOK.COM
SMBONDEMAND.COM
APPTIXONDEMAND.COM
APPTIXONDEMAND.NET
MYHOSTEDMAIL.COM
MYHOSTEDMAIL.NET
APPTIXHOSTEDMAIL.COM
APPTIXHOSTEDMAIL.NET
APPTIXTRIAL.COM
HOSTEDBC.COM
HOSTEDBC.NET
APPTIXMAIL.COM
APPTIXMAIL.NET
HOSTEDMAIL.ORG
APPTIX-OPS.COM

APPTIX-OPS.NET
COLLABORATIONHOST.COM
COLLABORATIONHOST.NET
COLLABORATIONHOST.ORG
APPTIX-MGT.COM
APPTIX-MGT.NET
APXMGT.COM
APXMGT.NET
APPTIX-QA.COM
APPTIX-QA.NET
APPTIX-SWDEV.COM
APPTIX-SWDEV.NET
KENSLANDSCAPING.NET
APPTIXLAB.COM
APPTIXLAB.NET
APPTIXE14.COM
APPTIXE14.NET
APPTIXFAX.COM
APPTIXFAX.NET
HOSTACCOUNT.COM
INBOUNDMX.COM
INBOUNDMX.NET
MXINBOUND.COM
MXINBOUND.NET
EMAILINBOUND.COM
EMAILINBOUND.NET
MAILSTREET.BIZ
MAILSTREET.BZ
MAILSTREET.CC
MAILSTREET.TV
MAILSTREET.US.COM
MAILSTREETEMAIL.BIZ
MAILSTREETEMAIL.BZ
MAILSTREETEMAIL.CC
MAILSTREETEMAIL.COM
MAILSTREETEMAIL.NET
MAILSTREETEMAIL.ORG
MAILSTREETEMAIL.TV
MAILSTREETEMAIL.US.COM
MAILSTREETMAIL.BIZ
MAILSTREETMAIL.BZ
MAILSTREETMAIL.CC
MAILSTREETMAIL.COM
MAILSTREETMAIL.NET
MAILSTREETMAIL.ORG
MAILSTREETMAIL.TV
MAILSTREETMAIL.US.COM
TRACKWIZ.BIZ
TRACKWIZ.BZ
TRACKWIZ.CC
TRACKWIZ.TV

BIZTROPOLIS.BIZ
BIZTROPOLIS.US.COM
APPTIX.BIZ
APPTIX.ORG
APPTIX.US.COM
APPTIXVOIP.COM
APPTIXFOIP.COM
APPTIXOCS.COM
APPTIXIM.COM
APPTIXCONFERENCING.COM
APPTIXBACKUP.COM
APPTIXHOSTING.COM
APPTIXHOSTEDEXCHANGE.COM
APPTIXEMAIL.COM
APPTIXSHAREPOINT.COM
APPTIXMOBILE.COM
APPTIXIPHONE.COM
APPTIXBLACKBERRY.COM
APPTIXREVIEW.COM
APPTIXSOFTWARE.COM
APPTIXASA.COM
APPTIXPOWERRESELLER.COM
APPTIXPARTNER.COM
APTIXEXCHANGE.COM
APTIXMAIL.COM
APPTIXVOICE.NET
APPTIXVOIP.NET
APPTIXFOIP.NET
APPTIXOCS.NET
APPTIXIM.NET
APPTIXCONFERENCING.NET
APPTIXBACKUP.NET
APPTIXHOSTING.NET
APPTIXHOSTEDEXCHANGE.NET
APPTIXEMAIL.NET
APPTIXSHAREPOINT.NET
APPTIXMOBILE.NET
APPTIXIPHONE.NET
APPTIXBLACKBERRY.NET
APPTIXREVIEW.NET
APPTIXSOFTWARE.NET
APPTIXASA.NET
APPTIXPOWERRESELLER.NET
APPTIXPARTNER.NET
APPTIXTRIAL.NET
APTIXEXCHANGE.NET

APTIXMAIL.NET
APPTIK.NET
APPTIXONDEMAND.ORG
APPTIXVOICE.ORG
APPTIXVOIP.ORG
APPTIXFOIP.ORG
APPTIXFAX.ORG
APPTIXOCS.ORG
APPTIXIM.ORG
APPTIXCONFERENCING.ORG
APPTIXBACKUP.ORG
APPTIXHOSTING.ORG
APPTIXHOSTEDEXCHANGE.ORG
APPTIXMAIL.ORG
APPTIXEMAIL.ORG
APPTIXSHAREPOINT.ORG
APPTIXMOBILE.ORG
APPTIXIPHONE.ORG
APPTIXBLACKBERRY.ORG
APPTIXREVIEW.ORG
APPTIXSOFTWARE.ORG
APPTIXASA.ORG
APPTIXRESELLER.ORG
APPTIXPOWERRESELLER.ORG
APPTIXPARTNER.ORG
APPTIXLAB.ORG
APPTIXTRIAL.ORG
APTIX.ORG
APTIXEXCHANGE.ORG
APTIXMAIL.ORG
APPTIK.ORG
APPTIX.INFO
APPTIX.MOBI
APPTIXSITE.COM
APPTIXHOSTED.COM
APPTIXLIVE.COM
APPTIXDIRECT.COM
MYAPPTIX.COM
APPTIXMGT.COM
APPTIXOPS.COM
APPTIXMGT.NET
APPTIXMGT.ORG
APPTIXOPS.NET
APPTIXOPS.ORG
EOUTLOOK.ORG
EOUTLOOK.INFO

EOUTLOOK.BIZ
EOUTLOOK.US.COM
EOUTLOOK.MOBI
COLLABORATIONHOST.INFO
COLLABORATIONHOST.BIZ
COLLABORATIONHOST.US.COM
COLLABORATIONHOST.MOBI
SHAREPOINTSITE.INFO
SHAREPOINTSITE.BIZ
SHAREPOINTSITE.US.COM
SHAREPOINTSITE.MOBI
HOSTACCOUNT.ORG
HOSTACCOUNT.INFO
HOSTACCOUNT.BIZ
HOSTACCOUNT.US.COM
HOSTACCOUNT.MOBI
APPTIX-QA001.COM
APPTIX-QA002.COM
APPTIX-QA003.COM
APPTIX-QA004.COM
APPTIX-QA005.COM
APPTIX-QA006.COM
APPTIX-QA007.COM
APPTIX-QA008.COM
MI8ONSIGHT.NET
MI8ONSIGHT.ORG
MI8CORP.NET
MI8CORP.ORG
MI8DEMO.COM
MI8DEMO.NET
MI8DEMO.ORG
MI8DESKTOP.COM
MI8DESKTOP.NET
MI8DESKTOP.ORG
MI8EXCHANGE.COM
MI8EXCHANGE.NET
MI8EXCHANGE.ORG
MI8GOLDMINE.COM
MI8GOLDMINE.NET
MI8GOLDMINE.ORG
MI8HQ.COM
MI8HQ.NET
MI8HQ.ORG
MI8NOTES.COM
MI8NOTES.NET
MI8NOTES.ORG

MI8SERVICES.COM
MI8SERVICES.NET
MI8SERVICES.ORG
CLOUD5G.COM
CLOUD5G.NET
APPTIXCLOUD5G.COM
APPTIXCLOUD5G.NET
HOSTYOURAPP.COM
ACCESSAPPSNOW.COM
MYHOSTEDAPPSPORTAL.COM
MYHOSTEDAPPSSITE.COM
CLOUD5G.ORG
APPTIXCLOUD5G.ORG
HOSTYOURAPP.NET
HOSTYOURAPP.ORG
ACCESSAPPSNOW.NET
ACCESSAPPSNOW.ORG
MYHOSTEDAPPSPORTAL.NET
MYHOSTEDAPPSPORTAL.ORG
MYHOSTEDAPPSSITE.NET
MYHOSTEDAPPSSITE.ORG
HOSTINGYOURAPP.COM
HOSTINGYOURAPP.NET
HOSTYOURASS.COM
HOSTINGYOURAPP.ORG
HOSTYOURASS.NET
HOSTYOURASS.ORG
ITHEALTHNEWS.COM
ITHEALTHNEWS.NET
ITHEALTHNEWS.ORG
APPTIX.XXX
MAILSTREET.XXX
SHAREPOINTSITE.XXX
APPTIXVOICE.XXX
COLLABORATIONHOST.XXX
HOSTACCOUNT.XXX
APPTIXEMAIL.XXX
APPTIXHEALTH.NET
OFFICIALAPPTIX.COM
HOSTEDMAIL.NET
APPTIXPRO.COM
APPTIXHOSTED.ORG
APPTIXHOSTEDEMAIL.ORG
MAILSTREET2003.NET
ASP-1.ORG
MI8CORP.COM

COLLABORATIONFAX.NET
MAILSTREETVOICE.COM
MI8.ORG
APPTIX.NET
HOSTEDSECURE.ORG
ATLARGE.NET
ASHBURNLAB.NET
MAILSREET.COM
MYMAILSTREET.COM
MI8ONSIGHT.COM
BIZATLARGE.COM
SHARESTREET.NET
ATLARGE2.NET
GLOBALTRIAL.COM
CLOUDCOMMUNICATIONSTODAY.ORG
HOSTEDCORPORATEEMAIL.COM
MALESTREET.COM
GETMAILSTREET.COM
HOSTEDSECURE.COM
MAILSTRET.COM
APPTIX-VOICE.NET
BOUNDARY-DEFENSE.NET
HOSTEDSECURE.NET
APPTIXHOSTED.NET
BOUNDARYDEFENSE.ORG
ASP-1.INFO
ASP1.INFO
BOUNDARY-DEFENSE.ORG
ASP-ONE.ORG
HOSTEDCORPORATEEMAIL.NET
BIZATLARGE.INFO
BOUNDARYDEFENCE.COM
BOUNDARY-DEFENSE.COM
MAILSTREET2003.COM
MI8.NET
EXCHANGETRIAL.NET
CLOUDCOMMUNICATIONSTODAY.COM
BOUNDARYDEFENSE.NET
COLLABORATIONFAX.COM
APPTIXHEALTH.COM
BOUNDARYDEFENSE.COM
MI8.COM
SHARESTREET.COM
BOUNDARYDEFENCE.ORG
ASP1.NET
ASP-1.NET

ASHBURNLAB.ORG
INBOUNDMAIL.NET
MAILSTREET.COM
APPTIXONLINE.COM
MAILSTEET.COM
ATLARGE.INFO
HOSTEDCORPORATEEMAIL.ORG
BIZATLARGE.ORG
APPTIXSTORE.COM
SHAREPOINT-SITE.COM
ASP-ONE.INFO
ASP-ONE.COM
APPTIXHEALTH.ORG
SHAREPOINTSITE.NET
EXCHANGETRIAL.COM
BOUNDARYDEFENCE.NET
APPTIX.COM
APPTIXHOSTEDEMAIL.NET
COLLABORATIONFAX.ORG
APPTIXVOICE.COM
MAILSTREETWEB.COM
MAILSTREETVOIP.COM
APPTIXHOSTEDEMAIL.COM
CLOUDCOMMUNICATIONSTODAY.NET
BIZATLARGE.NET
APPTIX-VOICE.COM
ASHBURNLAB.COM
ASP-1.COM
ASP-ONE.NET

Aptix Software:

Apptix is the sole licensee of a provisioning software, TECOS, from Apptix ASA, used to manage legacy SharePoint customers.

Apptix, Inc. has developed custom code, primarily in the form of scripts and Application Program Interfaces (API), as well as some Application Packaging Standards (APS), to customize the delivery of services across the various Apptix operating platforms. These include, but are not limited to, custom code created for Ascension Heath Resource and Supply Chain Management Group, LLC in the deployment of Active Roles Server, API’s that facilitated and streamlined the GoDaddy migration and Exchange Service delivery via APS packaged to certain Apptix Channel Partners.

See the following documents attached to the Apptix Share Purchase Agreement Disclosure Schedules:

•	Apptix Proprietary Software Code.doc;
•	ARS Technical Reference Guide.doc;

•	Apptix ARS Manager Sync.doc; and
•	Apptix ARS Thumbnail Photo Sync.doc.

Technology For Business:

In connection with its acquisition of all of the assets of Technology For Business Corporation (“TFB”), Network Billing Systems acquired the rights to the proprietary service center software platform developed by TFB. Network Billing Systems, LLC has further developed that software platform for deployment as a web-based application. No patents or trademarks have been filed with respect to this proprietary software.

(F)	Trademark Licenses – None.

(G)	Trade Secret Licenses – None.

(H)	Intellectual Property Exceptions – None.

SCHEDULE 4.08

COMMERCIAL TORT CLAIMS

None.

EXHIBIT A

SUPPLEMENT TO SCHEDULE 4.01

This SUPPLEMENT, dated as of [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [TYPE OF ORGANIZATION] (the “Grantor”) pursuant to that certain Pledge and Security Agreement, dated as of November 14, 2016 (as amended, restated, modified or supplemented from time to time, the “Security Agreement”), entered into by and among FUSION NBS ACQUISITION CORP., the other Grantors party thereto, and EAST WEST BANK, as Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to Administrative Agent set forth in the Security Agreement of, and does hereby grant to Administrative Agent, a security interest in and Lien on all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely sets forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its authorized representative thereunto duly authorized as of the date first written above.

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit A-1

SUPPLEMENT TO SCHEDULE 4.01

Additional Information:

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Organizational ID#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement

(E)	Financing Statements:

Grantor	Filing Jurisdiction

Exhibit A-2

SUPPLEMENT TO SCHEDULE 4.03

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Grantor	Description of Government Contract

Exhibit A-3

SUPPLEMENT TO SCHEDULE 4.04

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)       Pledged Stock:

Grantor	Issuer	Class of Stock	Stock Certificate No.	Par Value	Number of Shares	%of Outstanding Stock of Company Pledged

Pledged LLC Interests:

Grantor	Issuer	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding LLC Interests of Limited Liability Company Pledged

Exhibit A-4

Pledged Partnership Interests:

Grantor	Issuer	Type of Partnership Interests (general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of Partnership Pledged

Pledged Trust Interests:

Grantor	Issuer	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Trust Interests of Trust Pledged

Exhibit A-5

Pledged Foreign Interests:

Grantor	Issuer	Type of Interests	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Interests of Entity Pledged

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Accounts with a U.S. Securities Intermediary:

Grantor	Financial Institution where Account Maintained	Name of Account	Account Number

Exhibit A-6

Commodities Accounts with a U.S. Commodity Intermediary:

Grantor	Financial Institution where Account Maintained	Name of Account	Account Number

Deposit Accounts with a U.S. Bank:

Grantor	Financial Institution where Account Maintained	Name of Account	Account Number

(B)

Grantor	Date of Acquisition	Description of Acquisition

Exhibit A-7

SUPPLEMENT TO SCHEDULE 4.06
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Letters of Credit

SUPPLEMENT TO SCHEDULE 4.07
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)	Copyrights

(B)	Copyright Licenses

(C)	Patents

(D)	Patent Licenses

(E)	Trademarks

(F)	Trademark Licenses

(G)	Trade Secret Licenses

(H)	Intellectual Property Exceptions

SUPPLEMENT TO SCHEDULE 4.08
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Commercial Tort Claims